SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  August 13, 2001
                                                          ---------------

                        MURDOCK COMMUNICATIONS CORPORATION
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)

                                      Iowa
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                 (State or other jurisdiction or incorporation)

            000-21463                                     42-1337746
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     (Commission File Number)                    (I.R.S. Employer I.D. Number)


        5539 Crane Lane NE
        Cedar Rapids, Iowa                                   52402
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(Address of Principal Executive                            (Zip Code)
           Offices)

                                  319-393-8999
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              (Registrant's telephone number; including area code)

Item  5.  Other  Events.
-----------------------

     On August 13, 2001, Murdock Communications Corporation (the "Company") issued a press release to announce that it had entered into an Agreement and Plan of Reorganization with Informed Care, Inc., a privately owned Florida corporation, and Hometown Info, Inc. d/b/a Grocery Shopping Network, a privately owned Minnesota corporation. A copy of the Company's press release dated August 13, 2001 is filed as an exhibit to this report and is incorporated by reference herein.

Item  7.  Financial  Statements  and  Exhibits.
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     (a)     Financial  statements  of  business  acquired.

             Not  applicable.

     (b)     Pro  forma  financial  information.

             Not  applicable.

     (c)     Exhibits

             2.1- Agreement  and  Plan  of  Reorganization, dated as of July 25,
                  2001, among Murdock Communications Corporation, Informed Care, Inc. and Hometown Info, Inc.

             2.2- First  Addendum to Agreement and Plan of Reorganization, dated as of August 10, 2001, among Murdock Communications Corporation, Informed Care, Inc. and Hometown Info, Inc.

             20.1-  Press  Release  dated  August  13,  2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Murdock Communications Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MURDOCK  COMMUNICATIONS  CORPORATION
Date:  August  15,  2001
                                            BY /s/ Paul C. Tunink
                                              ----------------------------------
                                                       Paul C. Tunink,
                                                     Vice President and
                                                   Chief Financial Officer